                                  PROMISSORY NOTE

$25,000.00                                             November 12, 1998
                                                       Cincinnati, Ohio

     FOR VALUE RECEIVED, COLIN C. HERD and VEIN & LASER CENTER INC, an Ohio corporation jointly and severally, promise to pay to INTRAM INVESTMENT CORPORATION, the sum of Twenty-five Thousand Dollars ($25,000), in eleven
(11) installments of Two Thousand Five Hundred Dollars ($2,500.00), with payments to be bi-weekly as follows:

November 28 1998    $2,500.00      February 20, 1999                        $2,500.00
December 12,1999    $2,500.00      March 6, 1999                            $2,500.00
December 26,1999    $2,500.00      March 20, 1999                           $2,500.00
January 9, 1999     $2,500.00      April 3, 1999                            $2,500.00
January 23,1999     $2,500.00      April 17, 1999                           $2,500.00
February 6, 1999    $2,500.00

     If this note is in default and is placed for collection, Colin C. Herd and Vein & Laser Center Inc., shall pay all reasonable costs of collection and attorneys' fees.

     The maker hereby waives presentment, notice of non-payment and protest.




                                     /s/ Colin C. Herd
                                   ----------------------------------
                                    Colin C. Herd, Individually


                                   VEIN & LASER CENTER, INC.


                                   By:   /s/ Colin C. Herd
                                        -----------------------------
                                        Colin C. Herd, President